Exhibit 10.6

Attachment # 1 to Contract on realization of the investment project signed _________2013	Додаток № 1 до Договору про реалізацію інвестиційного проекту від «___»_____ 2013 року
SHARE PURCHASE AGREEMENT	ДОГОВІР КУПІВЛІ-ПРОДАЖУ ЧАСТКИ
______________, _______ ______201__	_________, ______ «____»____201__року

InnSoluTech LLP, legal entity (partnership) incorporated and registered in England and Wales with legal status, registration number OC382538, has its registered office at the address: Winnington House, 2 Woodberry Grove, North Finchley, London, United Kingdom, N12 0DR, hereinafter referred to as «Vendor», represented by __________________________________________, acting on the grounds of _________________________________________, on the one hand, and
Trunity, Inc., a legal entity, registered and operating according to the legislation of the United States of America, which has its registered office at the address: 2711, Centerville road, Suite 400, city of Wilmington, County of New Castle, 19808, State of Delaware, hereinafter referred to as «Purchaser» represented by __________________________________________, acting on the basis of _________________________________________ on the second hand,

Компанія «Іннсолютеч», юридична особа (партнерство), яке зареєстрована та діє відповідно до законодавства Англії та Уельсу, за реєстраційним номером OC 382538, офіс якої зареєстровано за адресою Віннінгтон Хаус, 2 Вудберрі Грув Норс Фінчлі, Лондон, Об’єднане Королівство N12 0DR, далі в тексті «Продавець»,  в особі _____________________________________, який (яка) діє на підставі _____________________________________, з однієї сторони, та
Компанія «Труніті», юридична особа, яка зареєстрована та діє відповідно до законодавства Сполучених Штатів Америки за адресою 2711, Centerville road, Suite 400, city of Wilmington, County of New Castle, 19808, State of Delaware, далі в тексті «Покупець», в особі ________________________________________, який (яка) діє на підставі ________________________________________, з іншої сторони,

PREAMBLE	ПРЕАМБУЛА

The Vendor holds 100 % of all issued shares of the Limited Liability Company “EDUCOM” a legal entity, registered and operating according to the legislation of Ukraine which has its registered office at the address: 51/16, Ivana Lepse Blvd. – Akademika Kablukova Str., city of Kyiv, 03110, Ukraine, EDRPOU 34914117 (hereinafter referred to as “Company”).

Purchaser agrees to purchase and Vendor agrees to sell to the Purchaser, the part of 15% of all issued shares of the Company that comprises 8100,00 UAH (hereinafter referred to as “the Shares”), subject to and in accordance with the terms and conditions under in this Agreement (hereinafter referred to as “Share Purchase Agreement”.
That is why, the Parties hereto have agreed as follows:

Продавець є власником частки, яка складає 100% всього статутного капіталу Товариства з обмеженою відповідальністю «ЕДУКОМ», юридичної особи, яка зареєстрована та діє відповідно до законодавства України за адресою Україна, 03110, м. Київ, бул. Івана Лепсе – вул. Академіка Каблукова, будинок 51/16, ЄДРПОУ 34914117  (далі в тексті «Компанія»).
Покупець має бажання придбати, а Продавець погоджується продати частку, а саме 15% всього статутного капіталу Компанії, що в грошовому еквіваленті складає 8100,00 грн. (далі в тексті «Частка») в порядку та на умовах, викладених в цьому Договорі (далі в тексті «Догові купівлі-продажу частки»).

Тому Сторони домовилися про наступне:

1	SUBJECT OF THE SHARE PURCHASE AGREEMENT	ПРЕДМЕТ ДОГОВОРУ КУПІВЛІ-ПРОДАЖУ ЧАСТКИ
1.1	The Vendor agrees to sell to the Purchaser, and the Purchaser agrees to purchase the Shares at the price and on the terms and conditions as set forth herein below.	Продавець погоджується продати, а Покупець погоджується придбати Частку за ціною, в порядку та на умовах, викладених нижче.
2	PRICE AND PAYMENT CONDITIONS	ЦІНА ТА ПОРЯДОК ОПЛАТИ
2.1	Cost of the Shares and terms of payments is set out in Attachment № 1.	Вартість Частки та порядок оплати встановлюються в Додатку №1.
3	COMPLETION OF SHARE PURCHASE AGREEMENT	ВИКОНАННЯ ДОГОВОРУ КУПІВЛІ-ПРОДАЖУ ЧАСТКИ
3.1
Completion of the Share Purchase Agreement shall take place on the date of this Share Purchase Agreement at the business office of the Vendor, whereupon the Vendor shall deliver to the Purchaser:
(a)           duly completed and executed instruments of transfer in respect of the Shares, sufficient to transfer the full legal and beneficial title in the Shares in favor of the Purchaser;
(b)           duly completed and executed minutes of the general meeting of shareholders of the Company, approving the agreement for transferring of the Shares from the Vendor to the Purchaser accordance to this Share Purchase Agreement.

Виконання Договору купівлі-продажу частки здійснюється на вказану в ньому дату за місцезнаходженням Продавця, де Продавець повинен передати Покупцю наступне:
(a)належним чином підписані та оформлені документи, необхідні для перереєстрації Частки на Покупця;

(b)належним чином оформлений протокол загальних зборів учасників Компанії, який передбачає погодження на передачу Частки від Продавця Покупцю на умовах, викладених в Договорі купівлі-продажу частки.

4	OWNERSHIP RIGHTS	ПЕРЕХІД ПРАВА ВЛАСНОСТІ
4.1
The ownership rights in respect of the Share shall be transferred to the Vendor in the moment of state registration of the respective changes in the Charter of Company in the country of Company’s registration.
Право власності на Частку переходить до Покупця з моменту державної реєстрації змін до статуту Компанії у країні реєстрації Компанії.

5	TERMS ON PARTICIPATION OF THE PURCHASER IN THE MANAGEMENT OF COMPANY	ПРАВА ПОКУПЦЯ ЩОДО УЧАСТІ В УПРАВЛІННІ КОМПАНІЄЮ
5.1	Since the transition to the Purchaser ownership share in the share capital (fund) of the Company it acquires the following rights.	З моменту переходу до Покупця права власності на частку у статутному капіталі (фонді) Компанії він набуває наступних прав.
5.2
The Company shall have a Governing Board.  Purchaser will have the right to nominate candidates for a post of leading representative of Governing Board of the Company and other members of the above mentioned body in proportion to the share size of the Purchaser in Company~~’~~’s authorized capital

В Компанії буде створено Правління. Покупець буде мати право висувати кандидатури на посаду керівного представника Правління Компанії та інших членів зазначеного органу, пропорційно розміру частки Покупця в статутному капіталі Компанії.

5.3
Company’s Governing Board means the collegiate body of the Company consisting of 5 (five) members and will have supervisory powers concerning the executive body of the Company. The powers of the Governing Board and election period of its members will be defined in the Articles of Association of the Company and/or in a separate Provision and will require approval of such changes to the Articles of Association of the Company and/or approval of the Provision by General Meeting of participants of the Company. The decision concerning creation of such body, amendments to the Articles of Association of the Company in connection with the Governing Board creation and/or approval of Provision are considered adopted if the participants of the Company voted and such participants will collectively have more than 50 percent from total quantity of votes of the Company.

Під Правлінням Компанії Сторони розуміють колегіальний орган Компанії, що складатиметься з 5 (п’яти) членів, та який матиме наглядові повноваження щодо виконавчого органу Компанії. Повноваження Правління, строк на який будуть обиратись його члени буде визначатись в статуті Компанії та/або в окремому Положенні та буде потребувати затвердження таких змін до статуту та/або затвердження Положення Загальними зборами учасників Компанії. При цьому рішення щодо створення такого органу, внесення відповідних змін до статуту Компанії у зв’язку із створенням Правління та/або затвердженням положення про нього вважається прийнятим, якщо за нього проголосують учасники Компанії, що володіють у сукупності більш як 50 відсотками загальної кількості голосів учасників Компанії.

5.4
The Governing Board, will coordinate the annual budget of the Company prepared by the executive body of the Company. Approval of the annual budget shall require a vote "for" by a majority of the Governing Board members. After approval by the Governing Board it will be submitted for approval to the participants of General Meeting of the Company.

Правління буде погоджувати річний бюджет Компанії, підготовлений виконавчим органом Компанії. Погодження річного бюджету буде відбуватись шляхом голосування «за» простою більшістю голосів членів Правління. Після погодження зазначеного бюджету Правлінням, він буде передаватись на затвердження Загальних зборів учасників Компанії.

5.5
Any cost-based item (item of expenditure), which is not included in the budget at the amount of more than $ 25,000 (twenty five thousand dollars) or several items of expenditure at the total amount of $ 25,000 (twenty five thousand dollars) which were not previously approved must be approved by a majority vote of the Governing Board.

Будь-яка витратна стаття, що не входить у бюджет, розміром понад $ 25 000 (двадцять п’ять тисяч доларів США) або кілька витратних статей на загальну суму $25 000 (двадцять п’ять тисяч доларів США), попередньо не схвалені Загальними зборами учасників Компанії повинні затверджені більшістю членів Правління.

5.6
Any debt instruments, credit lines or any other financial instruments which are provided to the Company and have priority in comparison with ordinary shares, or those who create asset pledges or obligations for the Company in any form or any kind, must be approved by a majority of the Governing Board.

Будь-який з боргових інструментів, кредитних ліній або будь-яких інших фінансових інструментів, які забезпечуються під заставу Компанії, та які мають пріоритет над волею рядових учасників, або ті, що створюють зобов’язання для Компанії в будь-якій формі або у будь-якому вигляді, повинні бути схвалені більшістю членів Правління.

5.7
The Purchaser shall be entitled to receive all material information about the business and financial activity of the Company. On request of the Purchaser the Company is required to represent an information concerning the annual balance sheets, financial statements, minutes of participants of General Meetings of the company in the order and under conditions, provided by documents of the Company.

Покупець має право одержувати всю документальну інформацію про діяльність Компанії. На вимогу Покупця Компанія зобов'язана надавати йому для ознайомлення річні баланси, звіти про діяльність Компанії, протоколи зборів учасників в порядку та на умовах, що будуть передбачені статутними документами Компанії.

5.8
Profit of Company resulting from economic activity remains in its full disposal after:

reimbursement of material and similar expenses as well as labor costs;
payment of interest on bank loans and bonds;

payment of taxes to the budget and other payments provided by legislation.
The order of distribution of profit and reimbursement of costs shall be established and agreed by participants of General Meeting of the Company.

Прибуток Компанії в результаті господарської діяльності залишається у її повному розпорядженні після:
- відшкодування матеріальних та аналогічних витрат, а також витрати на робочу силу;
- виплата відсотків по банківських кредитах і облігаціях;
- сплати податків до бюджету та інших виплат, передбачених законодавством.
Порядок розподілу прибутку і відшкодування витрат, повинні бути встановлені і узгоджені учасниками Загальних зборів Компанії.

6	WARRANTIES	ГАРАНТІЇ
6.1	Each of the Parties represents and warrants to the other Party that it has full power and authority to enter into and perform this Share Purchase Agreement.	Кожна із Сторін заявляє та гарантує іншій Стороні, що вона має всі необхідні повноваження для укладення і виконання Договору купівлі-продажу частки.
6.2
The Vendor represents and warrants to the Purchaser that:
(a)           there is no encumbrance, claim, charge, lien and/or equity on, over or affecting any and all of the Shares held by it, and there is no agreement or arrangement to give or create any such encumbrance, claim, charge, lien and/or equity, and no claim has been or will be made at any time by any person to be entitled to any of the foregoing;

(b)           all of the Shares held by the Vendor represents 15 per centum of the total issued and paid-up share capital of Company;
(c)           the Company has no liabilities.

Продавець заявляє та гарантує Покупцю, що:

(a)на момент укладення Договору купівлі-продажу частки Частка є вільною від будь – яких обтяжень, зобов’язань, вимог та не є предметом будь – яких судових спорів, не перебуває під арештом, а також на дату укладання Договору купівлі-продажу частки відсутній договір чи інша домовленість, яка може призвести до виникнення таких обтяжень, зобов’язань, вимог, судових спорів чи арешту, а також відсутні претензії, заявлені або такі, що будуть заявлені в будь-який час іншими особами, які можуть призвести до вищевикладених наслідків;
(b)Частка являє собою 15% всього зареєстрованого та сплаченого статутного капіталу Компанії;
(с) Компанія не має боргів.

6.3	The Vendor will take all necessary and proper actions aimed to register the respective changes in the Charter of Company.	Продавець зобов’язується докласти всіх необхідних зусиль для реєстрації відповідних змін до Статуту Компанії.

7	APPLICATIONS	ЗАЯВИ
7.1
Purchaser claims that it is duly notified by Vendor of the nature of business of the Company and the financial condition of its affairs, as well as all other circumstances concerning alienated Shares that may affect the decision on its acceptance.

Покупець стверджує, що повідомлений Продавцем належним чином про характер господарської діяльності Компанії і фінансовий стан його справ, а також про всі інші обставини щодо відчужуваної Частки, які можуть вплинути на рішення щодо її приймання.

7.2
Parties confirm that this Share Purchase Agreement meets their true intentions and character is fictitious and imaginary transaction entered into in accordance with the true will of the Parties, without any use of physical or mental pressure and favorable conditions for the Parties and is not the result of difficult circumstances agreement is made without the use of deception or concealment of facts, which are essential, equally sides understand the importance of the conditions of the Share Purchase Agreement, its nature and legal consequences wish the onset of precisely those legal consequences created by this Share Purchase Agreement and show that the agreement identified all the essential conditions, as evidenced by the signatures of Parties to the Share Purchase Agreement.

Сторони підтверджують, що Договір купівлі-продажу частки відповідає їх дійсним намірам і не носить характеру фіктивного та удаваного правочину, укладається у відповідності зі справжньою волею Сторін, без будь-якого застосування фізичного чи психічного тиску та на вигідних для Сторін умовах і не є результатом впливу тяжких обставин, укладається без застосування обману чи приховування фактів, які мають істотне значення, Сторони однаково розуміють значення, умови Договору купівлі-продажу частки, його природу і правові наслідки, бажають настання саме тих правових наслідків, що створюються даним Договором купівлі-продажу частки, а також свідчать, що договором визначені всі істотні умови, про що свідчать підписи Сторін на Договорі купівлі-продажу частки.

7.3	Parties confirm that all agreed on the essential conditions of sale of shares, and does not have any comments, additions or disagreements regarding the Share Purchase Agreement.	Сторони підтверджують, що домовились про всі істотні обставини купівлі-продажу частки, і не мають жодних зауважень, доповнень або суперечностей відносно умов Договору купівлі-продажу частки.
8	COSTS	ВИТРАТИ
8.1	Each Party shall bear its own costs in relation to the preparation, execution and performance of this Share Purchase Agreement.	Покупець самостійно несе витрати пов’язані з підготовкою, оформленням та виконанням цього Договору купівлі-продажу частки.
8.2	Any duty, tax, levy or other charge payable in connection with any matter contemplated herein shall be borne by Purchaser for its own account.	Всі мита, податки, збори чи інші витрати, оплата яких здійснюється внаслідок будь-яких дій, зазначених в Договорі купівлі-продажу частки, сплачуються Покупцем за власний рахунок.

9	RESPONSIBILITY OF THE PARTIES	ВІДПОВІДАЛЬНІСТЬ СТОРІН
9.1	In case any of the Parties fail to comply with the provisions of this Share Purchase Agreement, the defaulting Party will be obliged to reimburse to another Party the resulting damages and losses.	У випадку порушення однією зі сторін своїх обов’язків за Договором купівлі-продажу частки, Сторона, що допустила таке порушення зобов’язана відшкодувати іншій заподіяні збитки та інші витрати.
10	GOVERNING LAW AND ARBITRATION	ПРАВО, ЩО ЗАСТОСОВУЄТЬСЯ ТА ВИРІШЕННЯ СПОРІВ
10.1
Parties agreed that their relationship arising out of this Share Purchase Agreement shall be governed by the law of England, and relations between the Parties regarding registration actions concerning the Company and relations between the Parties as participants of the Company arising from the entry of the Purchaser to the members of the Company are regulated by Ukrainian law.

Сторони погодили, що їх взаємовідносини, що виникають з даного Договору купівлі-продажу частки, регулюються правом Англії, а відносини Сторін щодо реєстраційних дій щодо Компанії та відносини Сторін як учасників Компанії, що виникають внаслідок входження Покупця до складу учасників Компанії регулюються правом України.

10.2
Disputes between the Parties concerning the implementation of the Share Purchase Agreement, and which were not resolved by negotiations shall be settled in London Court of International Arbitration pursuant to its regulations.

Спори між Сторонами, що стосуються виконання умов Договору купівлі-продажу частки, та які не були вирішені шляхом переговорів, підлягають вирішенню Лондонському Міжнародному Третейському Суді відповідності до його регламенту.

10.3	Disputes between the Parties as participant of the company are resolved in accordance with the laws of Ukraine.	Спори між Сторонами як учасниками Компанії вирішуються відповідно до чинного законодавства України.
11	SEVERABILITY	НЕДІЙСНІТЬ ПОЛОЖЕНЬ ДОГОВОРУ КУПІВЛІ-ПРОДАЖУ ЧАСТКИ
11.1
If any provision of this Share Purchase Agreement thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Share Purchase Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent.

Якщо внаслідок будь-якої ситуації чи обставини окремі положення цього Договору купівлі-продажу частки будуть визнані недійсними або нікчемними, це не тягне за собою втрату чинності іншими положеннями Договору купівлі-продажу частки, і такі положення залишаються чинними в повному обсязі.

12	VARIATIONS	ВНЕСЕННЯ ЗМІН ДО ДОГОВОРУ
12.1	No variations hereof shall be effective unless mutually agreed between the parties and made in writing.	Внесення змін до цього Договору купівлі-продажу частки можливе виключно за взаємною згодою сторін, про що укладається відповідна додаткова угода.

13	FORCE MAJEURE	ФОРС - МАЖОР
13.1
No party shall be liable to the others for any non-performance or delay in performance of any of its obligations under this Share Purchase Agreement resulting from any Act of God, flood, fire, war, riot, civil commotion, natural catastrophe, strike, act of government, change of law, or any other supervening event of whatsoever nature beyond the reasonable control of that party.  Notwithstanding the foregoing, the inability of a Party to make a payment due hereunder, for whatever reason, shall not be deemed a force majeure event. The party claiming force majeure shall make every reasonable effort to remove the obstacle and to resume performance at the earliest practicable time.

Жодна зі сторін не відповідає за невиконання чи неналежне виконання своїх обов’язків за цим Договором купівлі-продажу частки, якщо таке невиконання чи неналежне виконання стало наслідком дії непереборної сили, повені, пожежі, військових дій, заколотів, громадських заворушень, природних катаклізмів, страйків, дій уряду, змін законодавства та інших обставин непереборної сили, які за своєю природою не залежали від волі такої сторони. Жодне з положень договору не може тлумачитись як таке, що надає можливість визначати неспроможність здійснення оплати форс-мадорними обставинами. Сторона, що посилається на дію обставин непереборної сили повинна докласти всіх зусиль для усунення перешкод та належного виконання своїх зобов’язань в найкоротші строки.

14	ENTIRE CONTRACT	ЗАКЛЮЧНІ ПОЛОЖЕННЯ
14.1
For the avoidance of doubt, unless terminated in accordance with the terms herein, this Share Purchase Agreement shall continue in full force and effect notwithstanding completion of the sale and purchase in so far as any obligation hereunder remains to be fulfilled.
З метою уникнення непорозумінь, якщо не зазначено інше, цей Договір купівлі-продажу частки діє до повного виконання сторонами своїх зобов’язань.
14.2	Neither party shall assign its rights and obligations hereunder without the prior consent in writing of the other party.	Жодна із сторін не може передавати свої права та обов’язки, що виникають з цього Договору купівлі-продажу частки, без відповідної письмової згоди іншої сторони.
14.3
This Share Purchase Agreement is concluded in English and Ukrainian languages, in two copies, one copy for each Party, both copies being of equal legal power. In case of different interpretations, arising from translation, the English version prevails.

Договір купівлі-продажу частки укладено українською та англійською мовами в двох автентичних примірниках, по одному для кожної зі сторін. В разі виявлення розбіжностей, які виникли внаслідок перекладу – англійська версія має пріоритет.

	IN WITNESS THEREOF, the parties have arranged their signatures in duplicates on this Agreement, whereof they have taken one each.	НА ПІДТВЕРДЖЕННЯ ВИКЛАДЕНОГО ВИЩЕ, сторони поставили свої підписи на кожному з екземплярів.
	Signed by: for the Vendor ____________________________ _______________________________________	Підпис: від імені Продавця _________________________ _________________________________________
	Signed by: for Purchaser __________________________ _______________________________________	Підпис: від імені Покупця ________________________ _________________________________________

	Attachment No. 1 to Share purchase agreement signed ___________________ 2013	Додаток № 1 до Договору купівлі-продажу частки від «___»________2013 року
	_________ __________, 2013	_____________«___»_____ 2013 року
	COST OF SHARES AND TERMS OF PAYMENT	ВАРТІСТЬ ТА ПОРЯДОК ОПЛАТИ ЧАСТКИ

InnSoluTech LLP, legal entity (partnership) incorporated and registered in England and Wales with legal status, registration number OC382538, has its registered office at the address: Winnington House, 2 Woodberry Grove, North Finchley, London, United Kingdom, N12 0DR, hereinafter referred to as «Vendor», represented by __________________________________________, acting on the grounds of _________________________________________, on the one hand, and
Trunity, Inc., a legal entity, registered and operating according to the legislation of the United States of America, which has its registered office at the address: 2711, Centerville road, Suite 400, city of Wilmington, County of New Castle, 19808, State of Delaware, hereinafter referred to as «Purchaser» represented by __________________________________________, acting on the basis of _________________________________________ on the second hand, have concluded the present Attachment as follows:

Компанія «Іннсолютеч», юридична особа (партнерство), яке зареєстрована та діє відповідно до законодавства Англії та Уельсу, за реєстраційним номером OC 382538, офіс якої зареєстровано за адресою Віннінгтон Хаус, 2 Вудберрі Грув Норс Фінчлі, Лондон, Об’єднане Королівство N12 0DR, далі в тексті «Продавець»,  в особі ____________________________________, який (яка) діє на підставі ____________________________________, з однієї сторони, та
Компанія «Труніті», юридична особа, яка зареєстрована та діє відповідно до законодавства Сполучених Штатів Америки за адресою 2711, Centerville road, Suite 400, city of Wilmington, County of New Castle, 19808, State of Delaware, далі в тексті «Покупець», в особі ________________________________________, який (яка) діє на підставі ________________________________________, з іншої сторони,
уклали даний Додаток про наступне:

1
Parties agreed that the cost of Contract on realization of the investment project signed _________2013 increases in the cost of Shares and cost of the Shares included in cost of Contract on realization of the investment project signed _________2013.

Сторони погодили, що вартість Договору про реалізацію інвестиційного проекту від «___»_____ 2013 року збільшується на вартість Частки, та вартість Частки включена у вартість Договору про реалізацію інвестиційного проекту від «___»_____ 2013 року.

2	To avoid any doubt, the Parties have determined that the transfer of funds under this Agreement is not expected.	Для виключення будь-яких сумнівів, Сторони визначили, що передання грошових коштів за даним Договором не передбачається.
	IN WITNESS THEREOF, the parties have arranged their signatures in duplicates on this Agreement, whereof they have taken one each.	НА ПІДТВЕРДЖЕННЯ ВИКЛАДЕНОГО ВИЩЕ, сторони поставили свої підписи на кожному з екземплярів.
	Signed by: for the Vendor ____________________________ _______________________________________	Підпис: від імені Продавця _________________________ _________________________________________
	Signed by: for Purchaser __________________________ _______________________________________	Підпис: від імені Покупця ________________________ _________________________________________